EXHIBIT 10.6

                              ACQUISITION AGREEMENT

         THIS PURCHASE AGREEMENT, made and entered into this 31st day of May, 2005, to be effective as of Closing, as subsequently defined, by and between
BRONCO COAL CO., an Arizona corporation (hereinafter referred to as "BRONCO") and C&P COAL CORPORATION, an Utah corporation (the "TARGET," "TARGET CORPORATION" or "C&P"), and Brent Davies, an individual (hereinafter referred to as "SOLE SHAREHOLDER").

                                   WITNESSETH:

         WHEREAS, Bronco intends to acquire Target and its business via the purchase of 100% of the outstanding shares of C&P;

         WHEREAS, Brent Davies is the sole owner of 100% of the outstanding shares of C&P

         WHEREAS, the board of directors of Bronco, and the board of directors of Target (deeming it advisable for their benefit and the benefit of their respective stockholders that Target be acquired by Bronco - the "ACQUISITION") have approved this Agreement;

         NOW, THEREFORE, in consideration of the above and foregoing premises and the mutual covenants and conditions set forth herein, and such other and
further  consideration,   the  receipt  and  sufficiency  of  which  are  hereby
acknowledged,  THE PARTIES HEREBY ADOPT THE  ACQUISITION  AGREEMENT AND AGREE AS
FOLLOWS:


ARTICLE I

                                   ACQUISITION

1.01. CONTINUANCE OF CORPORATIONS. Target Corporation shall be acquired by, and become a wholly-owned subsidiary of, Bronco. The Acquisition shall become effective on the closing.

1.02. TERMS OF THE ACQUISITION. Upon the execution and delivery of this Agreement and the effectiveness of the Acquisition, each shareholder interest then issued and outstanding of Target, by virtue of the Acquisition and without any action on the part of the Sole Shareholder thereof other than his signature affixed to this agreement, shall no longer be outstanding and shall be canceled and retired and cease to exist, other than one share of Target, which shall be owned by Bronco, and all other Target interests shall be converted into the right to receive, upon surrender of the certificate representing such interest, the consideration set forth under paragraph 1.03 hereof.

1.03. PAYMENT FOR INTEREST(S). In consideration for the Acquisition, Bronco shall issue to the sole shareholder of C&P a Promissory Note in the form attached hereto as Exhibit A. The note shall be in the principle amount of Five Hundred Thousand Dollars ($500,000.00), shall be interest free, and shall be due and payable 60 days after the successful conclusion of the lawsuit in Utah, Civil No. 040917597 against Consolidation Coal Company, Consol Energy, Inc., and Cnx Land Resources, Inc. Success shall mean either a final settlement agreement or final judgment in plaintiff's favor consisting of either a payment of not less than $1,000,000 or the acquisition by plaintiff or Bronco or any related affiliate of the Emery Mine. In the event that there is no successful conclusion to the lawsuit, then the note shall be converted into $500,000 worth of common stock of Bronco Energy Fund, Inc.

1.04. CERTAIN EFFECTS OF THE ACQUISITION. Upon effectiveness of this Agreement, the Target shall be acquired in whole and become a subsidiary of Bronco, and shall continue its own company existence with 1 share of Target being owned by the Bronco.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                                     TARGET

         Target  and  Target's  sole  shareholder,   unanimously,   jointly  and
severally, represent and warrant to Bronco, without reservation, as of the date hereof and Closing as follows:

2.01. CORPORATE ORGANIZATION. Target is a corporation duly organized, validly existing and in good standing under the laws of Utah and has all corporate power and authority to carry on its business as now being conducted and to own its properties and assets.

2.02. CAPITALIZATION. The authorized capital stock of Target consist of 1,000,000 shares of common stock. There are 1,000 shares of common stock issued and outstanding. All of the issued and outstanding interests of Target have been duly authorized, validly issued and fully paid for and are nonassessable with no personal liability attaching thereto, except as disclosed. There are no other interests or securities of Target outstanding, except as set forth above in this paragraph; there are no outstanding options, warrants, conversion privileges or other rights to purchase or acquire any interests in or of Target and there are no contracts, commitments, understandings, arrangements or restrictions by which Target was bound to issue any additional interests.

2.03. SUBSIDIARIES AND AFFILIATES. Target does not own, directly or indirectly, an equity interest in any other corporation, partnership or other entity.

2.04. AUTHORIZATION. Target has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. Target has taken all action required by law, its bylaws and otherwise to authorize the execution and delivery of this Agreement and the transaction contemplated hereby. This Agreement has been duly and validly executed and delivered and no other corporate action is necessary. This Agreement is a valid and binding obligation of Target, enforceable in accordance with its terms.

2.05. NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (a) violate any provision of the articles of organization or bylaws of Target, (b) violate, or be in conflict with, or constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under, or cause or permit the acceleration of the maturity of any debt, obligation, contract, commitment or other agreement to which Target is a party, (c) result in the creation or imposition of any mortgage, pledge, lien, security interest, encumbrance or charge of any kind upon any property or assets of Target under any debt, obligation, contract, agreement or commitment to which Target is a party or by which Target is bound, or (d) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

2.06. CONSENTS AND APPROVALS OF GOVERNMENT AUTHORIZATIONS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Target and the consummation of the transactions contemplated hereby.

2.07. LITIGATION. There is no legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation pending or threatened against or involving Target, or which questions or challenges the validity of this Agreement, or any action to be taken by Target pursuant to this Agreement or in connection with the transactions contemplated hereby, and Target does not know or have any reason to know of any valid basis for any such legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation.

2.08. FINANCIAL INFORMATION. Target is party to a lawsuit in Utah, Civil No. 040917597 against Consolidation Coal Company, Consol Energy, Inc., and Cnx Land Resources, Inc. Target has delivered documentation regarding the lawsuit. Target has no other liabilities or assets. The above completely and fairly present the assets, liabilities and financial condition of Target as of the date hereof.

2.09. NO UNDISCLOSED LIABILITIES OR OBLIGATIONS. Target has no obligations or liabilities of any nature (absolute, accrued, contingent or otherwise, and whether due or to become due, herein "liabilities") except as otherwise set forth in paragraph 2.08 above. There are no material changes in the financial condition of Target.

2.10. TAX RETURNS. Target has duly filed all federal, state, local and foreign tax reports and returns required to he filed by it and has duly paid all taxes and other charges due or claimed to be due from it by federal, state, local and foreign taxing authorities including, but not limited to, taxes in connection with property or the use thereof, income, franchise, licenses, duties, excess, intangible, assets, sales and payroll; further, the reserves for taxes, if any, are adequate, and there are no tax liens upon any property or assets of Target. No state of facts exists which would constitute grounds for the assessment of any tax liability by state, local or foreign tax authorities. All deficiencies and assessments resulting from such examinations have been paid or finally settled. All deficiencies and assessments, if any, resulting from any examination of state, local and foreign tax returns and reports of Target have been paid. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local, or foreign tax return or report for any period. There are no pending or threatened administrative, legal or equitable proceedings, or notices thereof, involving, but not limited to, tax audits or claims assessed for taxes or assessments of Targets.

2.11. CONTRACTS AND COMMITMENTS. Except as set forth in Paragraph 2.08 above, Target is not party to any contract, agreement lease, employment plan, power of attorney or any other evidence of obligation.

2.12. COMPLIANCE WITH LAW. Target is in compliance with all laws, regulations and orders applicable to its business. Target has not received any notification that it is in violation of any law, regulation or order and no such violation exists. Neither the Target nor any of its employees or agents, to the best of their knowledge, has made any payments to any persons which violate any statute or law.

2.13. DISCLOSURE. No representations or warranties by Target in this Agreement and no statement contained in any document (including, without limitation, financial information, and litigation information), certificate, or other writing furnished by Target to Bronco pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; further, there are no facts known to Target which (either individually or in the aggregate) could or would materially and adversely affect or involve any substantial possibility of having a material, adverse effect upon the condition (financial or otherwise), results of operations, assets, liabilities or businesses of Target which have not been disclosed in this Agreement. Target has not made any representations to Bronco regarding the value of the assets referred to in Paragraph 2.08 above, including but not limited to the value of the lawsuit described therein.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                     BRONCO

          Bronco represents and warrants to Target, without reservation, as follows as of the date hereof and Closing:

3.01. CORPORATE ORGANIZATION. Bronco is a corporation duly organized, validly existing and in good standing under the laws of Arizona and has all corporate power and authority to carry on its business as now being conducted.

3.02. AUTHORIZATION. Bronco has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The board of directors of Bronco has taken all action required by law, its articles, bylaws and otherwise to authorize the execution and delivery of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered and no other corporate action is necessary. This Agreement is a valid and binding obligation of Bronco.

3.03. NO VIOLATIONS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (a) violate any provision of the articles or bylaws of Bronco, (b)violate, or be in conflict with, or constitute a default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under, or cause or permit the acceleration of the maturity of any debt, obligation, contract, commitment or other agreement to which Bronco is a party, (c) result in the creation or imposition of any mortgage, pledge, lien, security interest, encumbrance or charge of any kind upon any current property or assets of Bronco, or (d) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

3.04. CONSENTS AND APPROVALS OF GOVERNMENT AUTHORIZATIONS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by Bronco and the consummation of the transactions contemplated hereby.

3.05. LITIGATION. There is no legal, administrative, arbitration or other proceeding claim or action of any nature or investigation pending or threatened against or involving Bronco, or which questions or challenges the validity of this Agreement, or any action to be taken by Bronco pursuant to this Agreement or in connection with the transactions contemplated hereby, and Bronco does not know or have any reason to know of any valid basis for any such legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation. Bronco is not subject to any judgment, order or decree entered in any lawsuit or proceeding which has an adverse effect on its business practices or on its ability to acquire any property or conduct its business in any area.

3.06. COMPLIANCE WITH LAW. Bronco is in compliance with all laws, regulations and orders applicable to its business. Bronco has not received any notification that it is in violation of any law, regulation or order and no such violation exists. Neither the Bronco nor any of its employees or agents, to the best of their knowledge, has made any payments to any persons which violate any statute or law.


3.06. DISCLOSURE. No representations or warranties by Bronco in this Agreement and no statement contained in any document, certificate, or other writing furnished by Bronco to Target pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; further, there are, no facts known to Bronco which (either individually or in the aggregate) could or would materially and adversely affect or involve any substantial possibility of having a material, adverse effect upon the condition (financial or otherwise), results of operations, assets, liabilities or businesses of Bronco which have not been disclosed in this Agreement.

                                   ARTICLE IV

                   CONDUCT OF TARGET BUSINESS PENDING CLOSING

       Pending Closing, and except as otherwise consented to or approved by Bronco in writing:

4.01. REGULAR COURSE OF BUSINESS. Target shall carry on its business diligently and substantially in the same manner as heretofore conducted, and Target shall not institute any new methods of manufacture, purchase, sale, lease, management, distribution, accounting or operation or engage in any transaction or activity, enter into any agreement or make any commitment except in the ordinary course of business and consistent with past practice.

4.02. AMENDMENTS. No change or amendment shall be made in the articles or bylaws of Target.

4.03. CAPITAL CHANGES. Target will not issue or sell, or issue options, warrants to purchase, conversion privileges or other rights to subscribe to, or enter into any arrangement or contract with respect to, any membership interests or any of its other securities, or make any other changes in its capital structure.

4.04. DIVIDENDS. Target will not declare, pay or set aside for payment any dividend or other distribution in respect of its member interests other than dividends by a Subsidiary to Target, nor shall Target or any Subsidiary, directly or indirectly, redeem, purchase or otherwise acquire any member interests.

4.05. SUBSIDIARIES. Target will not organize any new subsidiary, acquire any capital stock or other equity securities of any corporation or acquire any equity ownership interest in any business.

4.06. ORGANIZATION. Target shall use its best efforts to preserve its corporate existence and business organization intact, to keep available to Target its managers and key employees, and to preserve for Target its relationships with suppliers, dealers, licensor, licensees, franchisees, distributors, customers and others having business relations with it.

4.07. NO DEFAULT; AMENDMENT. Target shall not do any act or omit to do any act, or permit any act or omission to act which shall cause a material breach of any material contract or commitment of Target. Target shall not materially amend any material contract.

4.08. COMPLIANCE WITH LAWS. Target shall duly comply with all laws applicable to it and its properties, operations, businesses and employees.

4.09. TAX RETURNS; CONSENT. Target shall promptly prepare and file all federal, state, local and foreign tax returns and amendments thereto required to be filed by it.

4.10. NO ACQUISITIONS. Target will not approve or undertake, either as the surviving, disappearing, acquiring or selling corporation, any other merger, consolidation, assets acquisition or disposition or tender offer or other takeover transaction or furnish or cause to be furnished any information concerning its business, properties or assets to any person which is interested in any such transaction, or solicit or encourage any inquiries or proposals for the acquisition of all or any part of the shares, assets or business of Target.

                                    ARTICLE V

                     OBLIGATIONS PENDLNG THE EFFECTIVE DATE

            Target Corporation hereby covenants and agrees with Bronco, and Bronco hereby covenants and agrees with Target Corporation, that:

5.01. FULL ACCESS. Target has afforded to Bronco, its counsel, accountants and other authorized representatives full access to Target's plants, properties, books and records in order that Bronco may have an opportunity to make such investigations as it shall desire to make of the affairs of Target Corporation; provided, however, that any such investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the business of Target; and Target will cause its managers and accountants to furnish such additional financial and operating data and other information as Bronco shall from time to time reasonably request including access to the working papers, of Target's independent certified public accountants, if any.

5.02. CONFIDENTIALITY. Bronco shall, and shall cause its officers and authorized representatives to, hold in confidence, and not disclose to others for any reason whatsoever, all information received by it from Target in connection with the transactions contemplated hereby that Target identifies with reasonable specificity in writing as proprietary ("PROPRIETARY INFORMATION"), except to the extent that such Proprietary Information was previously known to Bronco or otherwise available from third persons without restriction on its further use or disclosure or otherwise not legally protectible as proprietary information; provided that nothing herein contained shall be deemed to preclude Bronco from
(a) asserting that any document or information (whether or not embodied in a document) asserted by Target to be proprietary are not entitled to protection as such on the ground that such Proprietary Information was previously known to Bronco or otherwise available from third persons without restriction on its further use or disclosure or otherwise not legally protectible as proprietary information, and (b) thereafter freely using or disclosing such Proprietary Information unless a court of competent jurisdiction finally determines that this provision does not apply to such Proprietary Information. Target shall afford Bronco the same.

5.03. APPROVAL OF SHAREHOLDERS. Target has caused a meeting of its Sole Shareholder to be duly called and held, voting approval on the acquisition.

5.04. FURTHER ASSURANCES. Each party hereto shall execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement.

5.05. PUBLIC ANNOUNCEMENTS. Target and Bronco shall consult with each other before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein and shall not issue any such press release or make any such public statement prior to such consultation. Approval by Target or Bronco of such press releases and public statements shall not be unreasonably withheld.

                                   ARTICLE VI

                       CONDITIONS TO BRONCO'S OBLIGATIONS

         The obligation of Bronco to effect the transactions contemplated herein shall be subject to the satisfaction, on or before Closing, of each of the following conditions:

6.01. REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of Target contained herein, and in all certificates and other documents delivered by Target to Bronco pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true and accurate as of the date when made and at and as of Closing as though such representations and warranties were made at and as of such dates, except for changes permitted or contemplated by the terms of this Agreement.

6.02. PERFORMANCE. Target shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to Closing.

6.03. APPROVAL OF TARGET SHAREHOLDERS. The approval of the Sole Shareholder of Target referred to in Section 5.03 hereof and all consents from third parties and government agencies required to consummate this Agreement shall have been obtained.

6.04. ADVERSE CHANGES. No material adverse change shall have occurred in the financial condition, working capital, assets, liabilities, reserves, business, operations or prospects of Target taken as a whole, since the date of the Target financial information.

6.05. NO GOVERNMENTAL PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other proceeding by any governmental body or other Person or entity or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which if successfully asserted would otherwise have a material adverse effect on the conduct of Target's business or on its properties.

6.06. CERTIFICATES. Target shall furnish Bronco with such certificates of its managers and others to evidence compliance with the conditions set forth in this Agreement as may be reasonably requested by Bronco.

6.07. MANAGERS AUTHORIZATION. All action required to be taken by the Officers and Sole Shareholder of Target to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Target.

                                   ARTICLE VII

                 CONDITIONS TO TARGET CORPORATION'S OBLIGATIONS

         The obligation of Target to effect the transactions contemplated herein shall be subject to the satisfaction, on or before the Effective Date, of each of the following conditions:

7.01. REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of Bronco contained herein, and in all certificates and other documents delivered by Bronco to Target pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true and accurate as of the date when made and at and as of Closing as though such representations and warranties were made at and as of such dates, except for changes permitted or contemplated by the terms of this Agreement.

7.02. PERFORMANCE. Bronco shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to Closing.

7.03. APPROVAL OF TARGET MEMBERS. The approval of the members of Target referred to in Section 5.03 hereof and the other consents from third parties or government agencies required to consummate this Agreement shall have been obtained.

7.04. BOARD OF DIRECTORS' AUTHORIZATION. All action required to be taken by the Board of Directors of Bronco to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors of Bronco.

                                  ARTICLE VIII

                             CLOSING; EFFECTIVE DATE

8.01. CLOSING. Unless this Agreement shall have been terminated and the Acquisition herein contemplated shall have been abandoned pursuant to a provision of Article IX hereof; a closing (the "CLOSING") will be held, as soon as practicable after the approval of Target members is obtained, at 2920 N. Swan Road, Suite 206, Tucson, Arizona, (unless the parties hereto otherwise agree), at which time and place the documents referred to in Articles VI and VII hereof shall be exchanged by the parties; provided, however, that if any of the conditions provided for in Article VI or VII shall not have been met or waived by such date, then the party to this Agreement which is unable to meet such condition or conditions, despite the reasonable efforts of such party, shall be entitled to postpone the Closing by notice to the other parties until such condition or conditions shall have been met (which such notifying party will seek to cause to happen at the earliest practicable date) or waived, but in no event shall the Closing occur later than June 10, 2005, unless further extended by mutual consent of all parties to this Agreement.

8.02. EFFECTIVE DATE. The effective date of the Acquisition (the "EFFECTIVE DATE") shall be the time of the surrender to Bronco by Target's Sole Shareholder of 100% of the issued and outstanding stock of Target.

                                   ARTICLE IX

                           TERMINATION AND ABANDONMENT

9.01. METHODS OF TERMINATION. This Agreement may be terminated and the Acquisition abandoned at any time notwithstanding approval thereof by the members of Target, but not later than the Effective Date:

        (A) By mutual written consent of the boards of Bronco and Target;

        (B) By the Board of Target on or after sixty (60) days after approval of the Target Sole Shareholder is obtained or such later date as may be established pursuant to Section 8.01 hereof; if any of the conditions provided for in Article VII of this Agreement shall not have been met or waived in writing by Target prior to such date;

        (C) By the board of Bronco on or after sixty (60) days after approval of the Target Sole Shareholder is obtained or such later date as may be established pursuant to Section 8.01 hereof; if any of the conditions provided for in Article VII of this Agreement shall not have been met or waived in writing by Bronco prior to such date; or

        (D) Target's Sole Shareholder's failure to approve the Acquisition.

9.02. PROCEDURE UPON TERMINATION. In the event of termination and abandonment pursuant to Section 9.01 hereof; written notice thereof shall forthwith be given by the terminating party to the other party, and this Agreement shall terminate, and the Acquisition shall be abandoned, without further action. If this Agreement is terminated as provided herein:

    (A) Each party shall redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof; to the party furnishing the same; and

    (B) All Proprietary Information received by any party hereto with respect to the business of any other party or its subsidiaries shall not at any time be used for the advantage of; or disclosed to third Persons by, such party for any reason whatsoever except as contemplated in Section 5.02 hereof.

                                    ARTICLE X

                               GENERAL PROVISIONS

10.01. WAIVER. Any failure on the part of any party to comply with any of their respective obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

10.02. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid, first class, registered or certified mail, return receipt requested, or by facsimile as follows: Bronco at (520) 844-8290 and to Target at (801) 277-9942.

10.03. ENTIRE AGREEMENT. This Agreement (and the documents, notes and other agreements executed in connection and on even date herewith) constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to this Acquisition.

10.04. HEADINGS. The article and paragraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

10.05. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah.

10.06. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall but constitute one and the same instrument.

10.07. NO ORAL MODIFICATION. This Agreement may be amended solely in writing, and only after the mutual agreement of the parties affected thereby.

10.08. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties, covenants and agreements contained herein shall survive the execution and delivery of this Agreement and the effectiveness of the Acquisition.

10.09. SEVERABILITY.. The invalidity or unenforceability of one or more provisions of this Agreement shall not affect the validity or enforceability of any of the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

10.10. SUCCESSOR AND ASSIGNS. Subject to the restrictions set forth herein, this Agreement, and each and every provision hereof, shall be binding upon and inure to the benefit of the parties, their respective successors, successors-in-title, heirs and assigns, and each and every successor-in-interest to any party, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, who shall hold such interest subject to all the terms and conditions of this Agreement.

11.11. BROKERS. Neither Bronco nor Target have engaged or are otherwise liable for any amount due or to become due to any broker or sales agent in regards of the transactions giving rise to and evidenced hereby. In the event that any claim is asserted by any person claiming a commission or finders fee with respect to this Agreement or the transactions contemplated hereby arising from any act, representation or promise of a party or its representatives, such party shall indemnify, save, defend and hold every other party harmless from and against any and all such claims, as well as against all costs and expenses related thereto, including attorneys' fees and costs.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.



BRONCO                                      TARGET CORPORATION
BRONCO COAL CO.                             C&P COAL CORPORATION




By: /s/  Dan Baker,                                  By: /s/  Dan Baker,
         President                                            President


Attest: /s/ Kevin Sherlock,                          By: /s/ Brent Davies,
         Secretary                                           Secretary


                                                     C&P COAL CORPORATION
                                                     SOLE SHAREHOLDER
                                                     BRENT DAVIES



                                                     By: /s/  Brent Davies

                                    EXHIBIT A
                                 PROMISSORY NOTE

  $ 500,000.00                                             Tucson, Arizona
                                                           May 31, 2005

         FOR VALUE RECEIVED, Bronco Coal Co., an Arizona corporation, the undersigned (the "MAKER") hereby unconditionally promises to pay to the order of Brent Davies, an individual ("Payee") the principal sum of $500,000.00, in lawful money of the United States of America. This note is non-interest bearing and shall become due and payable 60 days after the successful conclusion of the lawsuit in Utah, Civil No. 040917597 against Consolidation Coal Company, Consol Energy, Inc., and Cnx Land Resources, Inc. Success shall mean either a final settlement agreement or final judgment in plaintiff's favor consisting of either a payment of not less than $1,000,000 or the acquisition by plaintiff or Bronco or any related affiliate of the Emery Mine. In the event that no successful conclusion to the lawsuit is reached, then the note shall be converted into $500,000 worth of common stock of Bronco Energy Fund, Inc.

         An "Event of Default" under this Note shall exist if any of the following events shall occur and be continuing: (a) Maker shall fail to make any payment of principal due under this Note; or (b) Maker is in breach of or default under any provision contained in the Acquisition Agreement of even date herewith by and between Maker, Payee, and C&P Coal Company, the terms of which are incorporated herein by reference.

         No waiver by Payee of any of its rights or remedies hereunder shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee.

         This Promissory Note is being executed and delivered, and is intended to be performed, in the State of Utah. The substantive laws of the State of Utah shall govern the validity, construction, enforcement and interpretation of this Promissory Note. In the event of a dispute involving this Promissory Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Salt Lake City, Utah. In the event Maker fails to timely pay principal hereunder or causes an Event of Default to occur, Payee shall be entitled to recover its legal costs and reasonable attorneys' fees incurred as a result thereof.

         IN WITNESS WHEREOF, the undersigned have executed this document as of the day and year first above written.

MAKER:
BRONCO COAL CO., AN ARIZONA CORPORATION
2920 N. SWAN ROAD, SUITE 206
TUCSON, ARIZONA 85712


By: /s/   Dan Baker, President